As filed with the Securities and Exchange Commission on July 22, 2024

Registration No. 333-275130

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

KINDER MORGAN, INC.*

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(713) 369-9000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Catherine Callaway James
Vice President and General Counsel
Kinder Morgan, Inc.
1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(713) 369-9000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Troy L. Harder
Bracewell LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
(713) 221-1456

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

*Includes certain subsidiaries of Kinder Morgan, Inc. identified below. Unless otherwise indicated, the address and telephone number of each registrant’s principal executive offices and the name, address and telephone number of each registrant’s agent for service is the same as that set forth above for Kinder Morgan, Inc.

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
AMERICAN PETROLEUM TANKERS II LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS III LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS IV LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS IX LLC	Delaware	81-4719987
AMERICAN PETROLEUM TANKERS LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS PARENT LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS V LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS VI LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS VII LLC	Delaware	81-4698215
AMERICAN PETROLEUM TANKERS VIII LLC	Delaware	81-4709889
AMERICAN PETROLEUM TANKERS X LLC	Delaware	81-4756333
AMERICAN PETROLEUM TANKERS XI LLC	Delaware	81-4762207
APT FLORIDA LLC	Delaware	81-4683674
APT INTERMEDIATE HOLDCO LLC	Delaware	N/A
APT NEW INTERMEDIATE HOLDCO LLC	Delaware	N/A
APT PENNSYLVANIA LLC	Delaware	81-4680078
APT SUNSHINE STATE LLC	Delaware	N/A
ARLINGTON STORAGE COMPANY, LLC	Delaware	26-1179687
BETTY LOU LLC	Delaware	26-4569062
CAMINO REAL GAS GATHERING COMPANY LLC	Delaware	N/A
CAMINO REAL GATHERING COMPANY, L.L.C.	Delaware	27-3383291
CANTERA GAS COMPANY LLC	Delaware	38-3432972
CDE PIPELINE LLC	Delaware	45-4765020
CENTRAL FLORIDA PIPELINE LLC	Delaware	59-1084277
CHEYENNE PLAINS GAS PIPELINE COMPANY, L.L.C.	Delaware	84-1618229
CIG GAS STORAGE COMPANY LLC	Delaware	N/A
CIG PIPELINE SERVICES COMPANY, L.L.C.	Delaware	26-1102190
COLORADO INTERSTATE GAS COMPANY, L.L.C.	Delaware	84-0173305
COLORADO INTERSTATE ISSUING CORPORATION	Delaware	26-1397951
COPANO DOUBLE EAGLE LLC	Delaware	26-4316438
COPANO ENERGY, L.L.C.	Delaware	51-0411678
COPANO ENERGY FINANCE CORPORATION	Delaware	20-3151590
COPANO ENERGY SERVICES/UPPER GULF COAST LLC	Texas	46-4725613
COPANO FIELD SERVICES GP, L.L.C.	Delaware	20-1862487
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.	Delaware	26-1586828
COPANO FIELD SERVICES/SOUTH TEXAS LLC	Texas	46-4668646
COPANO FIELD SERVICES/UPPER GULF COAST LLC	Texas	46-4714794
COPANO LIBERTY, LLC	Delaware	26-3154210

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
COPANO NGL SERVICES (MARKHAM), L.L.C.	Delaware	27-0904927
COPANO NGL SERVICES LLC	Texas	46-4737892
COPANO PIPELINES GROUP, L.L.C.	Delaware	51-0411715
COPANO PIPELINES/NORTH TEXAS, L.L.C.	Delaware	27-1125058
COPANO PIPELINES/ROCKY MOUNTAINS, LLC	Delaware	20-0659235
COPANO PIPELINES/SOUTH TEXAS LLC	Texas	46-4656852
COPANO PIPELINES/UPPER GULF COAST LLC	Texas	46-4695294
COPANO PROCESSING LLC	Texas	46-4458657
COPANO RISK MANAGEMENT LLC	Texas	N/A
COPANO TERMINALS LLC	Delaware	N/A
COPANO/WEBB-DUVAL PIPELINE LLC	Delaware	N/A
CPNO SERVICES LLC	Texas	N/A
DAKOTA BULK TERMINAL LLC	Delaware	41-1734333
DELTA TERMINAL SERVICES LLC	Delaware	72-1284643
EAGLE FORD GATHERING LLC	Delaware	27-1365749
EAGLE FORD MIDSTREAM LLC	Texas	27-2024494
EL PASO CHEYENNE HOLDINGS, L.L.C.	Delaware	N/A
EL PASO CITRUS HOLDINGS, INC.	Delaware	04-3607282
EL PASO CNG COMPANY, L.L.C.	Delaware	84-0890602
EL PASO ENERGY SERVICE COMPANY, L.L.C.	Delaware	76-0228695
EL PASO LLC	Delaware	76-0568816
EL PASO MIDSTREAM GROUP LLC	Delaware	N/A
EL PASO NATURAL GAS COMPANY, L.L.C.	Delaware	46-0809216
EL PASO NORIC INVESTMENTS III, L.L.C.	Delaware	N/A
EL PASO RUBY HOLDING COMPANY, L.L.C.	Delaware	N/A
EL PASO TENNESSEE PIPELINE CO., L.L.C.	Delaware	76-0233548
ELBA EXPRESS COMPANY, L.L.C.	Delaware	N/A
ELIZABETH RIVER TERMINALS LLC	Delaware	27-3076713
EMORY B CRANE, LLC	Louisiana	84-1620908
EP RUBY LLC	Delaware	N/A
EPBGP CONTRACTING SERVICES LLC	Delaware	N/A
EPTP ISSUING CORPORATION	Delaware	45-3971704
FRANK L CRANE, LLC	Louisiana	84-1620921
GENERAL STEVEDORES GP, LLC	Texas	20-5269648
GENERAL STEVEDORES HOLDINGS LLC	Delaware	20-4087109
HBM ENVIRONMENTAL LLC	Delaware	72-1198254
HILAND CRUDE, LLC	Oklahoma	20-4572594
HILAND PARTNERS HOLDINGS LLC	Delaware	47-3805791
ICPT, L.L.C.	Louisiana	72-1422387

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
INDEPENDENT TRADING & TRANSPORTATION COMPANY I, L.L.C.	Oklahoma	73-1493732
JV TANKER CHARTERER LLC	Delaware	N/A
KINDER MORGAN 2-MILE LLC	Delaware	36-2735673
KINDER MORGAN ADMINISTRATIVE SERVICES TAMPA LLC	Delaware	46-2931924
KINDER MORGAN ALTAMONT LLC	Delaware	46-2383182
KINDER MORGAN ARLINGTON RNG LLC	Texas	92-0628562
KINDER MORGAN BALTIMORE TRANSLOAD TERMINAL LLC	Delaware	20-4871985
KINDER MORGAN BATTLEGROUND OIL LLC	Delaware	N/A
KINDER MORGAN BORDER PIPELINE LLC	Delaware	26-0634502
KINDER MORGAN BULK TERMINALS LLC	Louisiana	72-1073113
KINDER MORGAN CARBON DIOXIDE TRANSPORTATION COMPANY	Delaware	34-1468343
KINDER MORGAN CCS HOLDCO LLC	Delaware	N/A
KINDER MORGAN CO2 COMPANY LLC	Texas	76-0554627
KINDER MORGAN COMMERCIAL SERVICES LLC	Delaware	20-4673552
KINDER MORGAN CONTRACTING SERVICES LLC	Delaware	N/A
KINDER MORGAN CRUDE & CONDENSATE LLC	Delaware	45-3456791
KINDER MORGAN CRUDE MARKETING LLC	Delaware	N/A
KINDER MORGAN CRUDE OIL PIPELINES LLC	Delaware	26-0449613
KINDER MORGAN CRUDE TO RAIL LLC	Delaware	83-3379277
KINDER MORGAN CUSHING LLC	Delaware	N/A
KINDER MORGAN DALLAS FORT WORTH RAIL TERMINAL LLC	Delaware	20-4499927
KINDER MORGAN DEEPROCK NORTH HOLDCO LLC	Delaware	82-3848793
KINDER MORGAN ENDEAVOR LLC	Delaware	27-1006843
KINDER MORGAN ENERGY PARTNERS, L.P.	Delaware	76-0380342
KINDER MORGAN ENERGY TRANSITION VENTURES HOLDCO LLC	Delaware	N/A
KINDER MORGAN EP MIDSTREAM LLC	Delaware	45-5334086
KINDER MORGAN FINANCE COMPANY LLC	Delaware	98-0477770
KINDER MORGAN FREEDOM PIPELINE LLC	Delaware	N/A
KINDER MORGAN GALENA PARK WEST LLC	Delaware	37-1778532
KINDER MORGAN GP LLC	Delaware	47-0495888
KINDER MORGAN GULF COAST CCS LLC	Delaware	N/A
KINDER MORGAN IMT HOLDCO LLC	Delaware	N/A
KINDER MORGAN KEYSTONE GAS STORAGE LLC	Delaware	04-3617867
KINDER MORGAN KMAP LLC	Delaware	N/A
KINDER MORGAN LAS VEGAS LLC	Delaware	36-3686525
KINDER MORGAN LINDEN TRANSLOAD TERMINAL LLC	Delaware	20-4871819
KINDER MORGAN LIQUIDS TERMINALS LLC	Delaware	36-2827997
KINDER MORGAN LIQUIDS TERMINALS ST. GABRIEL LLC	Delaware	82-3238143

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
KINDER MORGAN LOUISIANA PIPELINE HOLDING LLC	Delaware	N/A
KINDER MORGAN LOUISIANA PIPELINE LLC	Delaware	20-5420094
KINDER MORGAN MARINE SERVICES LLC	Delaware	26-1096479
KINDER MORGAN MATERIALS SERVICES, LLC	Delaware	43-1961238
KINDER MORGAN MID ATLANTIC MARINE SERVICES LLC	Delaware	26-1096549
KINDER MORGAN NATGAS O&M LLC	Delaware	N/A
KINDER MORGAN NGPL HOLDINGS LLC	Delaware	81-0973390
KINDER MORGAN NORTH TEXAS PIPELINE LLC	Delaware	26-0634555
KINDER MORGAN OPERATING LLC “A”	Delaware	76-0380015
KINDER MORGAN OPERATING LLC “B”	Delaware	76-0414819
KINDER MORGAN OPERATING LLC “C”	Delaware	76-0547319
KINDER MORGAN OPERATING LLC “D”	Delaware	76-0561780
KINDER MORGAN PECOS LLC	Delaware	20-4540914
KINDER MORGAN PECOS VALLEY LLC	Delaware	N/A
KINDER MORGAN PERMIAN CCS LLC	Delaware	N/A
KINDER MORGAN PETCOKE, L.P.	Delaware	20-2640394
KINDER MORGAN PETCOKE GP LLC	Delaware	16-1721400
KINDER MORGAN PETCOKE LP LLC	Delaware	20-2734041
KINDER MORGAN PETROLEUM TANKERS LLC	Delaware	N/A
KINDER MORGAN PIPELINE LLC	Delaware	36-3547843
KINDER MORGAN PORT MANATEE TERMINAL LLC	Delaware	27-0796736
KINDER MORGAN PORT SUTTON TERMINAL LLC	Delaware	20-0388851
KINDER MORGAN PORT TERMINALS USA LLC	Delaware	N/A
KINDER MORGAN PORTLAND BULK LLC	Delaware	N/A
KINDER MORGAN PORTLAND HOLDINGS LLC	Delaware	87-3762308
KINDER MORGAN PORTLAND INTERMEDIATE HOLDINGS I LLC	Delaware	87-3789018
KINDER MORGAN PORTLAND INTERMEDIATE HOLDINGS II LLC	Delaware	N/A
KINDER MORGAN PORTLAND JET LINE LLC	Delaware	84-1816653
KINDER MORGAN PORTLAND LIQUIDS TERMINALS LLC	Delaware	N/A
KINDER MORGAN PORTLAND OPERATING LLC	Delaware	87-3404041
KINDER MORGAN PRODUCTION COMPANY LLC	Delaware	26-0449452
KINDER MORGAN PRODUCTS TERMINALS LLC	Delaware	N/A
KINDER MORGAN RAIL SERVICES LLC	Delaware	27-4212015
KINDER MORGAN RANGER LLC	Delaware	N/A
KINDER MORGAN RESOURCES II LLC	Delaware	N/A
KINDER MORGAN RESOURCES III LLC	Delaware	N/A
KINDER MORGAN RNG HOLDCO LLC	Delaware	99-3925273
KINDER MORGAN ROCKIES MARKETING LLC	Delaware	93-2341367
KINDER MORGAN SCURRY CONNECTOR LLC	Delaware	N/A

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
KINDER MORGAN SEVEN OAKS LLC	Delaware	26-0514145
KINDER MORGAN SHREVEPORT RNG LLC	Texas	92-0659380
KINDER MORGAN SNG OPERATOR LLC	Delaware	N/A
KINDER MORGAN SOUTHEAST TERMINALS LLC	Delaware	20-0387389
KINDER MORGAN TANK STORAGE TERMINALS LLC	Delaware	36-2855293
KINDER MORGAN TEJAS PIPELINE LLC	Delaware	26-0449826
KINDER MORGAN TERMINALS LLC	Delaware	26-3061236
KINDER MORGAN TERMINALS WILMINGTON LLC	Delaware	47-3283092
KINDER MORGAN TEXAS PIPELINE LLC	Delaware	26-0449814
KINDER MORGAN TEXAS TERMINALS, L.P.	Delaware	20-4582584
KINDER MORGAN TRANSMIX COMPANY, LLC	Delaware	23-2992048
KINDER MORGAN TREATING LP	Delaware	20-3799420
KINDER MORGAN TREATING ODESSA LLC	Delaware	45-3909314
KINDER MORGAN TURKEY RUN RNG LLC	Delaware	99-1273817
KINDER MORGAN UTICA LLC	Delaware	N/A
KINDER MORGAN VEHICLE SERVICES LLC	Delaware	81-5441641
KINDER MORGAN VICTORIA RNG LLC	Texas	92-0643268
KINDER MORGAN VIRGINIA LIQUIDS TERMINALS LLC	Delaware	46-2474610
KINDER MORGAN WINK PIPELINE LLC	Delaware	26-0449718
KINDERHAWK FIELD SERVICES LLC	Delaware	27-2540813
KINETREX ENERGY TRANSPORTATION, LLC	Indiana	37-1884203
KINETREX HOLDCO, INC.	Delaware	81-4452697
KM CRANE LLC	Maryland	86-1059673
KM DECATUR LLC	Delaware	63-1026019
KM EAGLE GATHERING LLC	Delaware	N/A
KM GAS MARKETING LLC	Delaware	76-0623745
KM KASKASKIA DOCK LLC	Delaware	N/A
KM LIQUIDS MARKETING LLC	Delaware	82-1680512
KM LIQUIDS TERMINALS LLC	Delaware	26-0449722
KM LOUISIANA MIDSTREAM LLC	Delaware	N/A
KM NORTH CAHOKIA LAND LLC	Delaware	N/A
KM NORTH CAHOKIA SPECIAL PROJECT LLC	Delaware	N/A
KM NORTH CAHOKIA TERMINAL PROJECT LLC	Delaware	N/A
KM SHIP CHANNEL SERVICES LLC	Delaware	26-4690171
KM TREATING GP LLC	Delaware	27-0864888
KM UTOPIA OPERATOR LLC	Delaware	84-3037112
KMBT LEGACY HOLDINGS LLC	Tennessee	62-1525376
KMBT LLC	Delaware	N/A
KMGP SERVICES COMPANY, INC.	Delaware	76-0661680

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
KN TELECOMMUNICATIONS, INC.	Colorado	84-1456517
KNIGHT POWER COMPANY LLC	Delaware	26-2988233
LIBERTY HIGH BTU LLC	Delaware	N/A
LNG INDY, LLC	Indiana	46-2826768
LOMITA RAIL TERMINAL LLC	Delaware	72-1552009
MILWAUKEE BULK TERMINALS LLC	Wisconsin	39-1569624
MISSION NATURAL GAS COMPANY LLC	Texas	76-0621247
MJR OPERATING LLC	Maryland	86-1059670
MOJAVE PIPELINE COMPANY, L.L.C.	Delaware	76-0145884
MOJAVE PIPELINE OPERATING COMPANY, L.L.C.	Texas	76-0228861
NEP DC HOLDINGS, LLC	Delaware	83-3930417
NET MEXICO PIPELINE LLC	Texas	46-2542130
NET MIDSTREAM, LLC	Texas	20-4434061
NORTH AMERICAN BIO-FUELS, L.L.C.	Michigan	N/A
NORTH AMERICAN NATURAL RESOURCES, LLC	Delaware	99-3904494
NORTH AMERICAN NATURAL RESOURCES-SBL, LLC	Michigan	N/A
NORTH AMERICAN-CENTRAL, LLC	Michigan	N/A
PADDY RYAN CRANE, LLC	Louisiana	84-1620920
PALMETTO PRODUCTS PIPE LINE LLC	Delaware	N/A
PI 2 PELICAN STATE LLC	Delaware	N/A
PINNEY DOCK & TRANSPORT LLC	Delaware	34-0758193
PRAIRIE VIEW HIGH BTU LLC	Delaware	93-3608352
QUEEN CITY TERMINALS LLC	Delaware	31-1473009
RAHWAY RIVER LAND LLC	Delaware	N/A
RIVER TERMINALS PROPERTIES GP LLC	Delaware	N/A
RIVER TERMINAL PROPERTIES, L.P.	Tennessee	35-1915981
RNG INDY LLC	Delaware	38-4098654
SNG PIPELINE SERVICES COMPANY, L.L.C.	Delaware	26-1102043
SOUTHERN GULF LNG COMPANY, L.L.C.	Delaware	N/A
SOUTHERN LIQUEFACTION COMPANY LLC	Delaware	N/A
SOUTHERN LNG COMPANY, L.L.C.	Delaware	63-0590022
SOUTHWEST FLORIDA PIPELINE LLC	Delaware	N/A
SRT VESSELS LLC	Delaware	N/A
STAGECOACH ENERGY SOLUTIONS LLC	Delaware	N/A
STAGECOACH GAS SERVICES LLC	Delaware	37-1825291
STAGECOACH OPERATING SERVICES LLC	Delaware	N/A
STAGECOACH PIPELINE & STORAGE COMPANY LLC	New York	87-1959007
STEVEDORE HOLDINGS, L.P.	Delaware	20-2640477
TEJAS GAS, LLC	Delaware	76-0619237

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
TEJAS NATURAL GAS, LLC	Delaware	76-0614235
TENNESSEE GAS PIPELINE COMPANY, L.L.C.	Delaware	74-1056569
TENNESSEE GAS PIPELINE ISSUING CORPORATION	Delaware	45-3992009
TEXAN TUG LLC	Delaware	26-4690640
TGP PIPELINE SERVICES COMPANY, L.L.C.	Delaware	27-4829301
TRANSCOLORADO GAS TRANSMISSION COMPANY LLC	Delaware	26-2061358
TRANSLOAD SERVICES, LLC	Illinois	36-4289637
TWIN BRIDGES HIGH BTU LLC	Delaware	N/A
TWIN TIER PIPELINE LLC	Delaware	76-0380342
UTICA MARCELLUS TEXAS PIPELINE LLC	Delaware	N/A
WESTERN PLANT SERVICES LLC	Delaware	68-0214553
WYOMING INTERSTATE COMPANY, L.L.C.	Delaware	84-0867957

EXPLANATORY NOTE

This Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-275130) of Kinder Morgan, Inc. (the “Company”) is being filed to remove Harrah Midstream LLC, HPH Oklahoma Gathering LLC, ScissorTail Energy, LLC, Southern Dome, LLC and Southern Oklahoma Gathering LLC as co-registrants as they are no longer subsidiary guarantors of the Company.

This Amendment is also being filed to add the following subsidiary guarantors as co-registrants:

•	Eagle Ford Midstream LLC
•	Kinder Morgan Gulf Coast CCS LLC
•	Kinder Morgan Turkey Run RNG LLC
•	Mission Natural Gas Company LLC
•	NEP DC Holdings, LLC
•	NET Mexico Pipeline LLC
•	NET Midstream, LLC

No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, such prospectus is being omitted from this filing.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution.

The following table sets forth the expenses to be incurred by Kinder Morgan, Inc. in connection with the issuance and distribution of the securities being registered.

SEC Registration Fee	$	*
Legal Fees and Expenses		**
Accounting Fees and Expenses		**
Fees and Expenses of Transfer Agent and Trustee		**
Listing Fees		**
Printing Fees		**
Miscellaneous		**
Total	$	**

*To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r).

**Because an indeterminate amount of securities is covered by this registration statement, the expenses in connection with the issuance and distribution of the securities cannot be determined at this time. The estimates of such expenses will be included in the applicable prospectus supplement.

Item 15.    Indemnification of Directors and Officers.

Kinder Morgan, Inc. is incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

As permitted by the DGCL, the registrant’s certificate of incorporation includes a provision that eliminates the personal liability of its directors and officers for monetary damages for breach of fiduciary duty as a director or officer, except for liability:

•	for any breach of the duty of loyalty to the registrant or its stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

•	of a director under Section 174 of the DGCL regarding unlawful dividends and stock purchases;

•	for any transaction from which the director or officer derived an improper personal benefit; or

•	of an officer in any action by or in the right of the corporation.

As permitted by the DGCL, the registrant’s certificate of incorporation and bylaws provide that:

•	the registrant is required to indemnify its directors and officers to the fullest extent permitted under the DGCL, subject to very limited exceptions;

•	the registrant may indemnify its other employees and agents to the fullest extent permitted by law, subject to very limited exceptions;

•	the registrant is required to advance expenses, as incurred, to its directors and officers in connection with a proceeding to the maximum extent permitted under the DGCL, subject to very limited exceptions; and

•	the rights conferred in the certificate of incorporation or bylaws are not exclusive.

The registrant maintains liability insurance policies covering its officers and directors against some liabilities, including certain liabilities under the Securities Act, that may be incurred by them.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16.    Exhibits.

Exhibit Number			Description of Exhibit
1.1	**	—	Underwriting Agreement.
4.1		—	Senior Indenture, dated as of March 1, 2012, between Kinder Morgan, Inc. and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as Trustee (filed as Exhibit 4.1 to Kinder Morgan, Inc.’s Registration Statement on Form S-3 filed on March 1, 2012 (File No. 333-179812) and incorporated herein by reference).
4.2		—	Form of Senior Note of Kinder Morgan, Inc. (included in the Senior Indenture filed as Exhibit 4.1 to Kinder Morgan, Inc.’s Registration Statement on Form S-3 filed on March 1, 2012 (File No. 333-179812) and incorporated herein by reference).
4.3		—	Subordinated Indenture, dated as of March 1, 2012, between Kinder Morgan, Inc. and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as Trustee (filed as Exhibit 4.3 to Kinder Morgan, Inc.’s Registration Statement on Form S-3 filed on March 1, 2012 (File No. 333-179812) and incorporated herein by reference).
4.4		—	Form of Subordinated Note of Kinder Morgan, Inc. (included in the Subordinated Indenture filed as Exhibit 4.3 to Kinder Morgan, Inc.’s Registration Statement on Form S-3 filed on March 1, 2012 (File No. 333-179812) and incorporated herein by reference).
4.5	**	—	Form of Deposit Agreement.
4.6	**	—	Form of Preferred Stock Certificate of Designation.
4.7		—	Cross Guarantee Agreement (filed as Exhibit 10.1 to Kinder Morgan, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (File No. 001-35081) and incorporated herein by reference).
4.8		—	Form of certificate representing Class P common shares of Kinder Morgan, Inc. (filed as Exhibit 4.1 to Kinder Morgan, Inc.’s Registration Statement on Form S-1 filed on January 18, 2011 (File No. 333-170773) and incorporated herein by reference).
4.9		—	Shareholders Agreement among Kinder Morgan, Inc. and certain holders of common stock (filed as Exhibit 4.2 to Kinder Morgan, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 001-35081) and incorporated herein by reference).
4.10		—	Amendment No. 1 to the Shareholders Agreement among Kinder Morgan, Inc. and certain holders of common stock (filed as Exhibit 4.3 to Kinder Morgan, Inc.’s Current Report on Form 8-K filed on May 30, 2012 (File No. 001-35081) and incorporated herein by reference).
4.11		—	Amendment No. 2 to the Shareholders Agreement among Kinder Morgan, Inc. and certain holders of common stock (filed as Exhibit 4.1 to Kinder Morgan, Inc.’s Current Report on Form 8-K filed on December 3, 2014 (File No. 001-35081) and incorporated herein by reference).
5.1	***	—	Opinion of Bracewell LLP as to the legality of the securities being offered.
23.1	***	—	Consent of Bracewell LLP (included in their opinion filed as Exhibit 5.1).
23.2	*	—	Consent of PricewaterhouseCoopers LLP.

Exhibit Number			Description of Exhibit
24.1	***	—	Powers of attorney of certain directors of Kinder Morgan, Inc.
24.2	*	—	Power of attorney of Amy W. Chronis.
25.1	***	—	Form T-1 Statement of Eligibility related to Senior Debt Securities and Subordinated Debt Securities under the Trust Indenture Act of U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association).

*Filed herewith.

**To be filed by amendment or as an exhibit to a Current Report on Form 8-K in connection with a specific offering.

***Previously Filed.

Item 17.    Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be a part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on July 22, 2024.

KINDER MORGAN, INC.

By:	/s/ DAVID P. MICHELS
	Name:	David P. Michels
	Title:	Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title

/s/ RICHARD D. KINDER*	Director and Executive Chairman
Richard D. Kinder

/s/ KIMBERLY A. DANG*	Director and Chief Executive Officer
Kimberly A. Dang	(Principal Executive Officer)

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer
David P. Michels	(Principal Financial and Accounting Officer)

/s/ AMY W. CHRONIS*	Director
Amy W. Chronis

/s/ TED A. GARDNER*	Director
Ted A. Gardner

/s/ ANTHONY W. HALL, JR.*	Director
Anthony W. Hall, Jr.

/s/ STEVEN J. KEAN*	Director
Steven J. Kean

/s/ DEBORAH A. MACDONALD*	Director
Deborah A. Macdonald

/s/ MICHAEL C. MORGAN*	Director
Michael C. Morgan

/s/ ARTHUR C. REICHSTETTER*	Director
Arthur C. Reichstetter

/s/ C. PARK SHAPER *	Director
C. Park Shaper

/s/ WILLIAM A. SMITH*	Director
William A. Smith

/s/ JOEL V. STAFF*	Director
Joel V. Staff

/s/ ROBERT F. VAGT*	Director
Robert F. Vagt

*By:	/s/ CATHERINE CALLAWAY JAMES
Catherine Callaway James
Attorney-in-fact for persons indicated

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant below has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on July 22, 2024.

KINDER MORGAN ENERGY PARTNERS, L.P.

By: Kinder Morgan GP LLC,
its general partner

By:	/s/ R. Eric McCord
Name: R. Eric McCord
Title: Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title

/s/ THOMAS A. MARTIN	President of Kinder Morgan GP LLC
Thomas A. Martin	(Principal Executive Officer)

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer of Kinder Morgan GP LLC
David P. Michels	(Principal Financial and Accounting Officer)

/s/ R. ERIC MCCORD	Vice President of Kinder Morgan GP LLC
R. Eric McCord

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a “Corporation”) has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on July 22, 2024.

COPANO ENERGY FINANCE CORPORATION
EL PASO CITRUS HOLDINGS, INC.
EPTP ISSUING CORPORATION
KINDER MORGAN CARBON DIOXIDE
TRANSPORTATION COMPANY
KMGP SERVICES COMPANY, INC.
KN TELECOMMUNICATIONS, INC.

By:	/s/ R. Eric McCord
R. Eric McCord
Vice President of each Corporation

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title
Director of each Corporation and President of each of Copano Energy Finance Corporation, El Paso Citrus Holdings, Inc., EPTP Issuing Corporation, KMGP Services Company, Inc. and KN Telecommunications, Inc. (Principal Executive Officer)
/s/ THOMAS A. MARTIN
Thomas A. Martin

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer of each Corporation (Principal Financial and Accounting Officer)
David P. Michels

/s/ ANTHONY B. ASHLEY	President of Kinder Morgan Carbon Dioxide Transportation Company (Principal Executive Officer)
Anthony B. Ashley

/s/ R. ERIC MCCORD	Director of each Corporation
R. Eric McCord

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a “KMP Member Managed Subsidiary”) has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on July 22, 2024.

AMERICAN PETROLEUM TANKERS LLC
AMERICAN PETROLEUM TANKERS PARENT LLC
AMERICAN PETROLEUM TANKERS II LLC
AMERICAN PETROLEUM TANKERS III LLC
AMERICAN PETROLEUM TANKERS IV LLC
AMERICAN PETROLEUM TANKERS V LLC
AMERICAN PETROLEUM TANKERS VI LLC
AMERICAN PETROLEUM TANKERS VII LLC
AMERICAN PETROLEUM TANKERS VIII LLC
AMERICAN PETROLEUM TANKERS IX LLC
AMERICAN PETROLEUM TANKERS X LLC
AMERICAN PETROLEUM TANKERS XI LLC
APT INTERMEDIATE HOLDCO LLC
APT NEW INTERMEDIATE HOLDCO LLC
APT FLORIDA LLC
APT PENNSYLVANIA LLC
APT SUNSHINE STATE LLC
ARLINGTON STORAGE COMPANY, LLC
BETTY LOU LLC
CAMINO REAL GAS GATHERING COMPANY LLC
CAMINO REAL GATHERING COMPANY, L.L.C.
CANTERA GAS COMPANY LLC
CDE PIPELINE LLC
CENTRAL FLORIDA PIPELINE LLC
CIG GAS STORAGE COMPANY LLC
COPANO DOUBLE EAGLE LLC
COPANO ENERGY, L.L.C.
COPANO ENERGY SERVICES/UPPER GULF COAST LLC
COPANO FIELD SERVICES GP, L.L.C.
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.
COPANO FIELD SERVICES/SOUTH TEXAS LLC
COPANO FIELD SERVICES/UPPER GULF COAST LLC
COPANO LIBERTY, LLC
COPANO NGL SERVICES (MARKHAM), L.L.C.
COPANO NGL SERVICES LLC
COPANO PIPELINES GROUP, L.L.C.

COPANO PIPELINES/NORTH TEXAS, L.L.C.
COPANO PIPELINES/ROCKY MOUNTAINS, LLC
COPANO PIPELINES/SOUTH TEXAS LLC
COPANO PIPELINES/UPPER GULF COAST LLC
COPANO PROCESSING LLC
COPANO RISK MANAGEMENT LLC
COPANO TERMINALS LLC
COPANO/WEBB-DUVAL PIPELINE LLC
CPNO SERVICES LLC
EAGLE FORD GATHERING LLC
EAGLE FORD MIDSTREAM LLC
EL PASO NATURAL GAS COMPANY, L.L.C.
ELBA EXPRESS COMPANY, L.L.C.
ELIZABETH RIVER TERMINALS LLC
EPBGP CONTRACTING SERVICES LLC
EP RUBY LLC
ICPT, L.L.C.
JV TANKER CHARTERER LLC
KINDER MORGAN 2-MILE LLC
KINDER MORGAN ADMINISTRATIVE SERVICES TAMPA LLC
KINDER MORGAN ALTAMONT LLC
KINDER MORGAN BALTIMORE TRANSLOAD TERMINAL LLC
KINDER MORGAN BATTLEGROUND OIL LLC
KINDER MORGAN BORDER PIPELINE LLC
KINDER MORGAN CO2 COMPANY LLC
KINDER MORGAN COMMERCIAL SERVICES LLC
KINDER MORGAN CRUDE & CONDENSATE LLC
KINDER MORGAN CRUDE MARKETING LLC
KINDER MORGAN CRUDE OIL PIPELINES LLC
KINDER MORGAN CRUDE TO RAIL LLC
KINDER MORGAN CUSHING LLC
KINDER MORGAN DALLAS FORT WORTH RAIL TERMINAL LLC
KINDER MORGAN DEEPROCK NORTH HOLDCO LLC
KINDER MORGAN ENDEAVOR LLC
KINDER MORGAN EP MIDSTREAM LLC
KINDER MORGAN FREEDOM PIPELINE LLC
KINDER MORGAN GALENA PARK WEST LLC
KINDER MORGAN IMT HOLDCO LLC
KINDER MORGAN KEYSTONE GAS STORAGE LLC

KINDER MORGAN KMAP LLC
KINDER MORGAN LAS VEGAS LLC
KINDER MORGAN LINDEN TRANSLOAD TERMINAL LLC
KINDER MORGAN LIQUIDS TERMINALS LLC
KINDER MORGAN LIQUIDS TERMINALS ST. GABRIEL LLC
KINDER MORGAN LOUISIANA PIPELINE HOLDING LLC
KINDER MORGAN LOUISIANA PIPELINE LLC
KINDER MORGAN MATERIALS SERVICES, LLC
KINDER MORGAN NATGAS O&M LLC
KINDER MORGAN NORTH TEXAS PIPELINE LLC
KINDER MORGAN OPERATING LLC “A”
KINDER MORGAN OPERATING LLC “B”
KINDER MORGAN OPERATING LLC “C”
KINDER MORGAN OPERATING LLC “D”
KINDER MORGAN PECOS LLC
KINDER MORGAN PECOS VALLEY LLC
KINDER MORGAN PETCOKE GP LLC
KINDER MORGAN PETCOKE, L.P. By Kinder Morgan Petcoke GP LLC, its general partner
KINDER MORGAN PETCOKE LP LLC
KINDER MORGAN PETROLEUM TANKERS LLC
KINDER MORGAN PIPELINE LLC
KINDER MORGAN PORT MANATEE TERMINAL LLC
KINDER MORGAN PORT SUTTON TERMINAL LLC
KINDER MORGAN PORT TERMINALS USA LLC
KINDER MORGAN PRODUCTION COMPANY LLC
KINDER MORGAN PRODUCTS TERMINALS LLC
KINDER MORGAN RAIL SERVICES LLC
KINDER MORGAN RESOURCES II LLC
KINDER MORGAN RESOURCES III LLC
KINDER MORGAN SCURRY CONNECTOR LLC
KINDER MORGAN SNG OPERATOR LLC
KINDER MORGAN SOUTHEAST TERMINALS LLC
KINDER MORGAN TANK STORAGE TERMINALS LLC
KINDER MORGAN TEJAS PIPELINE LLC
KINDER MORGAN TERMINALS WILMINGTON LLC
KINDER MORGAN TEXAS PIPELINE LLC
KINDER MORGAN TRANSMIX COMPANY, LLC
KINDER MORGAN TREATING LP By KM Treating GP LLC, its general partner

KINDER MORGAN TREATING ODESSA LLC
KINDER MORGAN UTICA LLC
KINDER MORGAN VIRGINIA LIQUIDS TERMINALS LLC
KINDER MORGAN WINK PIPELINE LLC
KINDERHAWK FIELD SERVICES LLC
KM EAGLE GATHERING LLC
KM KASKASKIA DOCK LLC
KM LIQUIDS MARKETING LLC
KM LIQUIDS TERMINALS LLC
KM LOUISIANA MIDSTREAM LLC
KM NORTH CAHOKIA LAND LLC
KM NORTH CAHOKIA TERMINAL PROJECT LLC
KM TREATING GP LLC
KM UTOPIA OPERATOR LLC
LOMITA RAIL TERMINAL LLC
MISSION NATURAL GAS COMPANY LLC
MJR OPERATING LLC
MOJAVE PIPELINE COMPANY, L.L.C.
MOJAVE PIPELINE OPERATING COMPANY, L.L.C.
NEP DC HOLDINGS, LLC
NET MEXICO PIPELINE LLC
NET MIDSTREAM, LLC
PALMETTO PRODUCTS PIPE LINE LLC
PI 2 PELICAN STATE LLC
PINNEY DOCK & TRANSPORT LLC
RAHWAY RIVER LAND LLC
SOUTHERN GULF LNG COMPANY, L.L.C.
SOUTHERN LIQUEFACTION COMPANY LLC
SOUTHERN LNG COMPANY, L.L.C.
SOUTHWEST FLORIDA PIPELINE LLC
SRT VESSELS LLC
STAGECOACH ENERGY SOLUTIONS LLC
STAGECOACH GAS SERVICES LLC
STAGECOACH OPERATING SERVICES LLC
STAGECOACH PIPELINE & STORAGE COMPANY LLC
STEVEDORE HOLDINGS, L.P. By Kinder Morgan Petcoke GP LLC, its general partner
TEJAS GAS, LLC
TEJAS NATURAL GAS, LLC
TRANSCOLORADO GAS TRANSMISSION COMPANY LLC

TWIN TIER PIPELINE LLC
UTICA MARCELLUS TEXAS PIPELINE LLC
WYOMING INTERSTATE GAS COMPANY, L.L.C.

By:	/s/ R. ERIC MCCORD
R. Eric McCord
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title
/s/ THOMAS A. MARTIN	President of Kinder Morgan GP LLC, the general partner of Kinder Morgan Energy Partners, L.P., the direct or indirect sole member of each KMP Member Managed Subsidiary (Principal Executive Officer)
Thomas A. Martin

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer of Kinder Morgan GP LLC (Principal Financial and Accounting Officer)
David P. Michels

/s/ R. ERIC MCCORD	Vice President of Kinder Morgan GP LLC, the general partner of Kinder Morgan Energy Partners, L.P., the direct or indirect sole member of each KMP Member Managed Subsidiary
R. Eric McCord

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a “KMI Subsidiary”) has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on July 22, 2024.

CIG PIPELINE SERVICES COMPANY, L.L.C.
DAKOTA BULK TERMINAL LLC
DELTA TERMINAL SERVICES LLC
EL PASO CHEYENNE HOLDINGS, L.L.C.
EL PASO CNG COMPANY, L.L.C.
EL PASO ENERGY SERVICE COMPANY, L.L.C.
EL PASO LLC
EL PASO MIDSTREAM GROUP LLC
EL PASO NORIC INVESTMENTS III, L.L.C.
EL PASO RUBY HOLDING COMPANY, L.L.C.
EL PASO TENNESSEE PIPELINE CO., L.L.C.
EMORY B CRANE, LLC
FRANK L. CRANE, LLC
GENERAL STEVEDORES GP, LLC
GENERAL STEVEDORES HOLDINGS LLC
HBM ENVIRONMENTAL LLC
HILAND CRUDE, LLC
HILAND PARTNERS HOLDINGS LLC
INDEPENDENT TRADING & TRANSPORTATION COMPANY I, L.L.C.
KINDER MORGAN ARLINGTON RNG LLC
KINDER MORGAN BULK TERMINALS LLC
KINDER MORGAN CCS HOLDCO LLC
KINDER MORGAN CONTRACTING SERVICES LLC
KINDER MORGAN ENERGY TRANSITION VENTURES HOLDCO LLC
KINDER MORGAN FINANCE COMPANY LLC
KINDER MORGAN GP LLC
KINDER MORGAN GULF COAST CCS LLC
KINDER MORGAN MARINE SERVICES LLC
KINDER MORGAN MID ATLANTIC MARINE SERVICES LLC
KINDER MORGAN NGPL HOLDINGS LLC
KINDER MORGAN PERMIAN CCS LLC
KINDER MORGAN PORTLAND BULK LLC
KINDER MORGAN PORTLAND HOLDINGS LLC
KINDER MORGAN PORTLAND INTERMEDIATE HOLDINGS I LLC

KINDER MORGAN PORTLAND INTERMEDIATE HOLDINGS II LLC
KINDER MORGAN PORTLAND JET LINE LLC
KINDER MORGAN PORTLAND LIQUIDS TERMINALS LLC
KINDER MORGAN PORTLAND OPERATING LLC
KINDER MORGAN RANGER LLC
KINDER MORGAN RNG HOLDCO LLC
KINDER MORGAN ROCKIES MARKETING LLC
KINDER MORGAN SEVEN OAKS LLC
KINDER MORGAN SHREVEPORT RNG LLC
KINDER MORGAN TERMINALS LLC
KINDER MORGAN TEXAS TERMINALS, L.P. By General Stevedores GP, LLC, its general partner
KINDER MORGAN TURKEY RUN RNG LLC
KINDER MORGAN VEHICLE SERVICES LLC
KINDER MORGAN VICTORIA RNG LLC
KINETREX HOLDCO, INC.
KINETREX ENERGY TRANSPORTATION, LLC
KM CRANE LLC
KM DECATUR LLC
KM GAS MARKETING LLC
KM NORTH CAHOKIA SPECIAL PROJECT LLC
KM SHIP CHANNEL SERVICES LLC
KMBT LLC
KMBT LEGACY HOLDINGS LLC
KNIGHT POWER COMPANY LLC
LIBERTY HIGH BTU LLC
LNG INDY, LLC
MILWAUKEE BULK TERMINALS LLC
NORTH AMERICAN BIO-FUELS, L.L.C.
NORTH AMERICAN NATURAL RESOURCES, LLC
NORTH AMERICAN NATURAL RESOURCES-SBL, LLC
NORTH AMERICAN-CENTRAL, LLC
PADDY RYAN CRANE, LLC
PRAIRIE VIEW HIGH BTU LLC
QUEEN CITY TERMINALS LLC
RIVER TERMINALS PROPERTIES GP LLC
RIVER TERMINAL PROPERTIES, L.P. By River Terminals Properties GP LLC, its general partner
RNG INDY LLC
SNG PIPELINE SERVICES COMPANY, L.L.C.
TEXAN TUG LLC
TGP PIPELINE SERVICES COMPANY, L.L.C.

TRANSLOAD SERVICES, LLC
TWIN BRIDGES HIGH BTU LLC
WESTERN PLANT SERVICES LLC

By:	/s/ R. ERIC MCCORD
R. Eric McCord
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title
/s/ RICHARD D. KINDER*	Director and Executive Chairman of Kinder Morgan, Inc., the direct or indirect sole member of each KMI Subsidiary (Principal Executive Officer)
Richard D. Kinder

/s/ KIMBERLY A. DANG*	Director and Chief Executive Officer of Kinder Morgan, Inc.
Kimberly A. Dang	(Principal Executive Officer)

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer of Kinder Morgan, Inc.
David P. Michels	(Principal Financial and Accounting Officer)

/s/ AMY W. CHRONIS*	Director of Kinder Morgan, Inc.
Amy W. Chronis

/s/ TED A. GARDNER*	Director of Kinder Morgan, Inc.
Ted A. Gardner

/s/ ANTHONY W. HALL, JR.*	Director of Kinder Morgan, Inc.
Anthony W. Hall, Jr.

/s/ STEVEN J. KEAN*	Director of Kinder Morgan, Inc.
Steven J. Kean

/s/ DEBORAH A. MACDONALD*	Director of Kinder Morgan, Inc.
Deborah A. Macdonald

/s/ MICHAEL C. MORGAN*	Director of Kinder Morgan, Inc.
Michael C. Morgan

/s/ ARTHUR C. REICHSTETTER*	Director of Kinder Morgan, Inc.
Arthur C. Reichstetter

/s/ C. PARK SHAPER*	Director of Kinder Morgan, Inc.
C. Park Shaper

/s/ WILLIAM A. SMITH *	Director of Kinder Morgan, Inc.
William A. Smith

/s/ JOEL V. STAFF*	Director of Kinder Morgan, Inc.
Joel V. Staff

/s/ ROBERT F. VAGT*	Director of Kinder Morgan, Inc.
Robert F. Vagt

*By:	/s/ Catherine Callaway James
Catherine Callaway James
Attorney-in-fact for persons indicated

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant below has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on July 22, 2024.

CHEYENNE PLAINS GAS PIPELINE COMPANY, L.L.C.
COLORADO INTERSTATE GAS COMPANY, L.L.C.
COLORADO INTERSTATE ISSUING CORPORATION

By:	/s/ R. ERIC MCCORD
R. Eric McCord
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title
/s/ KIMBERLY S. WATSON	President (Principal Executive Officer)
Kimberly S. Watson

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer
David P. Michels	(Principal Financial and Accounting Officer)

/s/ THOMAS A. MARTIN	Member of the Management Committees of Cheyenne Plains Gas Pipeline Company, L.L.C. and Colorado Interstate Gas Company, L.L.C. and Director of Colorado Interstate Issuing Corporation
Thomas A. Martin

/s/ R. ERIC MCCORD	Member of the Management Committees of Cheyenne Plains Gas Pipeline Company, L.L.C. and Colorado Interstate Gas Company, L.L.C. and Director of Colorado Interstate Issuing Corporation
R. Eric McCord

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant below has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on July 22, 2024.

TENNESSEE GAS PIPELINE COMPANY, L.L.C.
TENNESSEE GAS PIPELINE ISSUING CORPORATION

By:	/s/ R. ERIC MCCORD
R. Eric McCord
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 or amendment thereto has been signed by the following persons in the capacities indicated on July 22, 2024.

Signature	Title
/s/ KIMBERLY S. WATSON	President (Principal Executive Officer)
Kimberly S. Watson

/s/ DAVID P. MICHELS	Vice President and Chief Financial Officer
David P. Michels	(Principal Financial and Accounting Officer)

/s/ THOMAS A. MARTIN	Director
Thomas A. Martin

/s/ R. ERIC MCCORD	Director
R. Eric McCord